UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[_] Definitive Proxy Statement
[X] Definitive Additional Materials
[_] Soliciting Material Pursuant to ss.240.14a-12


                          FIRST AVIATION SERVICES INC.
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                (Name of Registrant as Specified In Its Charter)


 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]        No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)        Title of each class of securities to which transaction applies:

(2)        Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)        Proposed maximum aggregate value of transaction:

(5)        Total fee paid:

[_]        Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)        Amount Previously Paid:

(2)        Form, Schedule or Registration Statement No.:

(3)        Filing Party:

(4)        Date Filed:

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                        ANNUAL MEETING OF STOCKHOLDERS OF

                          FIRST AVIATION SERVICES INC.


                                  JUNE 13, 2006









                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.






             ~/ Please detach and mail in the envelope provided. ~/

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                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW AND "FOR" PROPOSAL 2
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
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
                                                                                                               FOR  AGAINST  ABSTAIN

1. Election of two Directors for a term to expire at the        2. Ratification of the appointment of Ernst &  |_|    |_|      |_|
   Annual Meeting of Stockholders in the year 2009 (Class I).      Young LLP as the independent registered
                                                                   public accounting firm of First Aviation
                                  NOMINEES                         Services Inc. for the year ending January
                                                                   31, 2007
|_|  FOR ALL NOMINEES        [ ]  AARON P. HOLLANDER,
                             [ ]  STANLEY J. HILL
|_|  WITHHOLD AUTHORITY
     FOR ALL NOMINEES                                           3. In their discretion, the Proxies are
                                                                   authorized to vote upon such other business
|_|  FOR ALL EXCEPT (See instructions below)                       as may properly come before the meeting.


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR                  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE
ANY INDIVIDUAL NOMINEE(S), MARK "ALL FOR                        VOTED IN THE MANNER DIRECTED HEREIN BY THE
EXCEPT" AND FILL IN THE CIRCLE NEXT TO EACH                     UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS
NOMINEE YOU WISH TO WITHHOLD, AS SHOWN HERE: [X]                MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES
                                                                LISTED ABOVE AND FOR PROPOSAL 2.

                                                                PLEASE VOTE, SIGN, DATE AND RETURN THE PROXY
                                                                CARD USING THE ENCLOSED ENVELOPE.

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To change the address on your account, please
check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method |_|

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Signature of Stockholder _____________________________________ Date: ___________
Signature of Stockholder _____________________________________ Date: ___________


NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                   PROXY CARD

                          FIRST AVIATION SERVICES INC.
                 15 RIVERSIDE AVE., WESTPORT, CONNECTICUT 06880

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints Aaron P. Hollander and Michael C. Culver as proxies, each with the power to appoint his substitute and hereby authorizes each of them to vote, as designated on the reverse side, all the shares of Common Stock of First Aviation Services Inc. held of record by the undersigned on May 5, 2006 at the First Aviation Services Inc. Annual Meeting of Stockholders to be held on June 13, 2006 or any adjournment thereof.



                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)